UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  August 2, 2019

(Date of earliest event reported)

Wells Fargo Commercial Mortgage Trust 2017-RC1

(Central Index Key Number of issuing entity: 0001695924)

(Exact name of issuing entity)

Rialto Mortgage Finance, LLC

(Central Index Key Number of sponsor: 0001592182)

Wells Fargo Bank, National Association

(Central Index Key Number of sponsor: 0000740906)

Argentic Real Estate Finance LLC

(Central Index Key Number of sponsor: 0001624053)

National Cooperative Bank, N.A.

(Central Index Key Number of sponsor: 0001577313)

 (Exact name of sponsor as specified in its charter)

C-III Commercial Mortgage LLC

(Central Index Key Number of sponsor: 0001541214)

 (Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.

(Central Index Key Number of registrant: 0000850779)

(Exact name of registrant as specified in its charter)

New York

(State or other jurisdiction of incorporation)

333-206677-13

(Commission File No.)

56-1643598

(IRS Employer Identification No.)

301 South College Street

Charlotte, North Carolina

(Address of principal executive offices)

28288

(Zip Code)

Registrant’s telephone number, including area code   (212) 214-5600

Not Applicable

              (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Section 6 - Asset-Backed Securities

Item 6.04. Failure to Make a Required Distribution.

 The Certificate Administrator made distributions to the Certificateholders on the July 17, 2019 Distribution Date.  The Certificate Administrator was advised on August 2, 2019 that the Master Servicer revised their reporting to reflect additional principal of $7,250,000 that was originally passed through to Loan # 307400028 in the month of July 2019 but should have been passed in the month of June 2019 along with the associated prepayment penalty of $1,660,228.64. Loan # 307400028 was paid off on June 4, 2019; however the sub-servicer servicing this loan did not report the payoff or send funds to the Master Servicer until June 24, 2019. The Master Servicer’s June 2019 and July 2019 reporting have been revised to allocate these amounts in June 2019.  The classes that were affected by the revisions are Class A-1, Class G, Class X-A, Class X-B, Class X-D, Class X-E, Class X-F, Class X-G and the RR Interest. The following tables show the changes to each affected class for the June and July Distribution Dates as well as the total net changes for each class as a result of the revised reporting.

June 2019 Distribution Date Revised Reporting

Class	Original Interest Payment	Revised Interest Payment	Original Prepayment Premium/Yield Maintenance Payment	Revised Prepayment Premium/Yield Maintenance Payment	Original Principal Payment	Revised Principal Payment	Total Original Payment Amount	Revised Total Payment Amount	Difference
A-1	$19,704.70	$19,704.69	$0.00	$309,592.69	$329,767.17	$7,217,267.17	$349,471.87	$7,546,564.55	-$7,197,092.68
RR Interest	$131,551.67	$131,551.67	$0.00	$83,014.03	$17,356.17	$379,856.17	$148,907.84	$594,421.87	-$445,514.03
X-A	$579,194.08	$579,194.08	$0.00	$1,267,673.92	$0.00	$0.00	$579,194.08	$1,846,868.00	-$1,267,673.92

July 2019 Distribution Date Revised Reporting

Class	Original Interest Payment	Revised Interest Payment	Original Prepayment Premium/Yield Maintenance Payment	Revised Prepayment Premium/Yield Maintenance Payment	Original Principal Payment	Revised Principal Payment	Total Original Payment Amount	Revised Total Payment Amount	Difference
A-1	$19,151.78	$7,603.74	$309,592.72	$0.00	$7,258,340.65	$370,840.65	$7,587,085.15	$378,444.39	$7,208,640.76
RR Interest	$125,619.45	$125,636.40	$83,014.03	$0.00	$382,017.93	$19,517.93	$590,651.41	$145,154.33	$445,497.08
G	$20,734.71	$41,570.09	$0.00	$0.00	$0.00	$0.00	$20,734.71	$41,570.09	-$20,835.38
X-A	$522,252.07	$504,016.89	$1,267,673.89	$0.00	$0.00	$0.00	$1,789,925.96	$504,016.89	$1,285,909.07
X-B	$72,727.27	$72,383.97	$0.00	$0.00	$0.00	$0.00	$72,727.27	$72,383.97	$343.30
X-D	$43,187.65	$43,084.91	$0.00	$0.00	$0.00	$0.00	$43,187.65	$43,084.91	$102.74
X-E	$30,527.15	$30,449.47	$0.00	$0.00	$0.00	$0.00	$30,527.15	$30,449.47	$77.68
X-F	$10,832.13	$10,804.57	$0.00	$0.00	$0.00	$0.00	$10,832.13	$10,804.57	$27.56
X-G	$9,823.69	$19,644.96	$0.00	$0.00	$0.00	$0.00	$9,823.69	$19,644.96	-$9,821.27

Total Net Changes

Class	Original Interest Payment	Revised Interest Payment	Original Prepayment Premium/Yield Maintenance Payment	Revised Prepayment Premium/Yield Maintenance Payment	Original Principal Payment	Revised Principal Payment	Total Original Payment Amount	Revised Total Payment Amount	Difference
A-1	$38,856.48	$27,308.43	$309,592.72	$309,592.69	$7,588,107.82	$7,588,107.82	$7,936,557.02	$7,925,008.94	$11,548.08
RR Interest	$257,171.12	$257,188.07	$83,014.03	$83,014.03	$399,374.10	$399,374.10	$739,559.25	$739,576.20	-$16.95
G	$599,928.79	$620,764.17	$0.00	$0.00	$0.00	$0.00	$599,928.79	$620,764.17	-$20,835.38
X-A	$522,252.07	$504,016.89	$1,267,673.89	$1,267,673.92	$0.00	$0.00	$1,789,925.96	$1,771,690.81	$18,235.15
X-B	$72,727.27	$72,383.97	$0.00	$0.00	$0.00	$0.00	$72,727.27	$72,383.97	$343.30
X-D	$43,187.65	$43,084.91	$0.00	$0.00	$0.00	$0.00	$43,187.65	$43,084.91	$102.74
X-E	$30,527.15	$30,449.47	$0.00	$0.00	$0.00	$0.00	$30,527.15	$30,449.47	$77.68
X-F	$10,832.13	$10,804.57	$0.00	$0.00	$0.00	$0.00	$10,832.13	$10,804.57	$27.56
X-G	$9,823.69	$19,644.96	$0.00	$0.00	$0.00	$0.00	$9,823.69	$19,644.96	-$9,821.27

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wells Fargo Commercial Mortgage Securities, Inc.
(Registrant)
Date: August 8, 2019
	By:	/s/ Melissa Band
Name: Melissa Band
Title: Vice President